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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8 -K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 29, 2003


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580


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ITEM 9.   REGULATION FD DISCLOSURE INFORMATION PROVIDED UNDER ITEM 12.
          ------------------------------------------------------------

          Information required by Item 12 is being provided under this Item based on SEC interim filing guidance.

          On July 29, 2003, Ferro Corporation issued a press release concerning the financial results for the second quarter ended June 30, 2003 and notice of a conference call scheduled for July 29 at 11 A.M. EST.
          A copy of this release is attached hereto as Exhibit 99.1








                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     /s/ Hector R. Ortino
                                     ------------------------------------
                                     Signature
                                     Hector R. Ortino

                                     Chairman and Chief Executive Officer
                                     ------------------------------------
                                     Title


                                     /s/ Thomas M. Gannon
                                     ------------------------------------
                                     Signature
                                     Thomas M. Gannon


                                     Vice President and Chief Financial Officer
                                     ------------------------------------------
                                     Title




                                  Exhibit Index


          Exhibit No     Description
          ----------     -----------

          99.1           Press Release of Ferro Corporation dated July 29, 2003.